SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C.  20549


                       __________________


                            FORM 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 10, 1997


                           M.A. Hanna Company
         (Exact name of registrant as specified in its charter)



   Delaware                  1-5222                34-023435
 (State Or Other           (Commission         (I.R.S. Employer
 Jurisdiction Of           File Number)      Identification Number)
 Incorporation)


     Suite 36-5000, 200 Public Square, Cleveland, Ohio  44114-2304
        (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code:  (216) 589-4000







Item 7.        Exhibits.


          The Company is filing herewith the following exhibit to its Quarterly Report on Form 10-Q for the Quarter ended September
30, 1997:

     (3)(ii)   By-Laws adopted on November 5, 1997.



                            SIGNATURE


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              M.A. HANNA COMPANY



                              By:  /s/  John S. Pyke Jr.
Date:   November 10, 1997          Name:  John S. Pyke, Jr.
                                   Title: Vice President, General Counsel
                                            and Secretary